EXHIBIT 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Enterra Energy Trust (the “Company”) on Form 20-F for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, E. Keith Conrad, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ E. Keith Conrad
E. Keith Conrad
Chief Executive Officer
November 7, 2005